UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

Case Name:        ARCH WIRELESS, INC.
Case Number:      01-47330

                       CHAPTER 11 MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING APRIL 30, 2002
                                            --------------

      Comes Now, ARCH WIRELESS, INC., Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing APRIL 1, 2002 and ending APRIL 30, 2002 as shown by report and exhibits consisting of 8 pages and containing the following as indicated:

        X                 Monthly Reporting Questionnaire

        X                 Comparative Balance Sheets

        X                 Summary Accounts Receivable

        X                 Schedule of Liabilities Not Subject to Compromise

        X                 Income Statement

        X                 Statement of Sources and Uses of Cash
         ------------------

      I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

       MAY 29, 2002                  DEBTOR-IN-POSSESSION
-------------------------
           Date

                                     By:   /s/ J. Roy Pottle
                                       -----------------------------
                                     Name & Title:  J. Roy Pottle
                                                    Executive Vice President and
                                                    ChiefFinancial Officer
                                     Address:       Arch Wireless, Inc.
                                                    1800 West Park Drive
                                                    Suite 250
                                                    Westborough, MA  01581
                                     Telephone No.: (508) 870-6700

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:        Arch Wireless, Inc.                Case Number:     01-47330

MONTH OF: APRIL 2002


1. PAYROLL: State the amount of all executive wages paid and taxes withheld and paid.

Name and Title of Executive                            Wages Paid                    Taxes Withheld
---------------------------                      Gross            Net             Due             Paid
                                                 -----            ---             ---             ----
C. Edward Baker
   Chairman and Chief Executive Officer        $      --       $      --      $       --        $     --
Lyndon R. Daniels
   President and Chief Operating Officer              --              --              --              --
J. Roy Pottle
   Executive Vice President and Chief
   Financial Officer                                  --              --              --              --
Paul H. Kuzia
   Executive Vice President Technology and
   Regulatory Affairs                                 --              --              --              --
John B. Saynor
   Executive Vice President Corporate
   Development                                        --              --              --              --
Peter Barnett
   Senior Vice President Operations and
   Chief Information Officer                          --              --              --              --
Patricia A. Gray
   Senior Vice President General Counsel
   and Secretary                                      --              --              --              --
Christopher J. Madden
   Senior Vice President Human Resources              --              --              --              --
Gerald J. Cimmino
   Vice President and Treasurer                       --              --              --              --
George W. Hale
   Vice President and Controller                      --              --              --              --
Robert W. Lougee, Jr.
   Vice President Investor Relations and
   Corporate Communications                           --              --              --              --
                                               ---------       ---------      ----------        --------
Total Executive Payroll:                       $      --       $      --      $       --        $     --
                                               =========       =========      ==========        ========


          All wages and taxes are paid by an operating subsidiary, Arch
                            Wireless Holdings, Inc.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:        Arch Wireless, Inc.                Case Number:     01-47330

MONTH OF: APRIL 2002


2. INSURANCE: Is workers' compensation and other insurance in effect? YES Are payments current? YES If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                                                          Date
                                            Coverage                       Expiration      Premium      Coverage
         Type             Carrier Name        Amount         Policy #         Date         Amounts      Paid thru
         ----             ------------        ------         --------         ----         -------      ---------
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
                         No policies lapsed, or were replaced or renewed.





3.       BANK ACCOUNTS:

The debtor has no disbursement bank accounts and has made no disbursements during the period covered by this report.


4. POST-PETITION PAYMENTS: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below.

None.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:        Arch Wireless, Inc.                Case Number:     01-47330

MONTH OF: APRIL 2002

                               ARCH WIRELESS, INC.
                                 BALANCE SHEETS
                          (UNAUDITED AND IN THOUSANDS)

                                                       FEBRUARY 28,    MARCH 31,      APRIL 30,
                                                          2002          2002           2002
                                                          ----          ----           ----
                                 ASSETS
Current assets:
   Cash and cash equivalents .......................   $      --      $      --      $      --
   Accounts receivable, net ........................          --             --             --
   Inventories .....................................          --             --             --
   Prepaid expenses and other ......................          --             --             --
                                                       -----------    -----------    -----------
     Total current assets ..........................          --             --             --
                                                       -----------    -----------    -----------
Property and equipment, at cost ....................          --             --             --
Less accumulated depreciation and amortization .....          --             --             --
                                                       -----------    -----------    -----------
Property and equipment, net ........................          --             --             --
                                                       -----------    -----------    -----------
Investments in subsidiaries ........................     1,246,489      1,246,489      1,246,489
                                                       -----------    -----------    -----------
                                                       $ 1,246,489    $ 1,246,489    $ 1,246,489
                                                       ===========    ===========    ===========
                LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities not subject to compromise:
   Accounts payable - post petition ................   $      --      $      --      $      --
   Accrued restructuring charges ...................          --             --             --
   Accrued expenses ................................          --             --             --
   Accrued interest ................................          --             --             --
   Customer deposits and deferred revenue ..........          --             --             --
    Other long-term liabilities ....................          --             --             --
                                                       -----------    -----------    -----------
     Total liabilities not subject to compromise ...          --             --             --
                                                       -----------    -----------    -----------
Liabilities subject to compromise:
   Current maturities of long-term debt ............       114,080        114,080        114,080
   Accounts payable - pre petition .................          --             --             --
   Accrued restructuring charges ...................          --             --             --
   Accrued expenses ................................          --             --             --
   Accrued interest ................................         9,039          9,039          9,039
   Redeemable preferred stock ......................       119,700        119,700        119,700
                                                       -----------    -----------    -----------
     Total liabilities subject to compromise .......       242,819        242,819        242,819
                                                       -----------    -----------    -----------
Stockholders' equity:
   Common stock--$.01 par value ....................         1,824          1,824          1,824
   Additional paid-in capital ......................     1,107,233      1,107,233      1,107,233
   Accumulated deficit .............................      (105,387)      (105,387)      (105,387)
                                                       -----------    -----------    -----------
     Total stockholders' equity ....................     1,003,670      1,003,670      1,003,670
                                                       -----------    -----------    -----------
                                                       $ 1,246,489    $ 1,246,489    $ 1,246,489
                                                       ===========    ===========    ===========

   These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:        Arch Wireless, Inc.                Case Number:     01-47330

MONTH OF: APRIL 2002



                               ARCH WIRELESS, INC.
                         SUMMARY OF ACCOUNTS RECEIVABLE
                          (UNAUDITED AND IN THOUSANDS)

           DATE         TOTAL        UNBILLED     0-30 DAYS     31-60 DAYS    61-90 DAYS   OVER 90 DAYS
           ----         -----        --------     ---------     ----------    ----------   ------------
None.




                               ARCH WIRELESS, INC.
                SCHEDULE OF LIABILITIES NOT SUBJECT TO COMPROMISE
                          (UNAUDITED AND IN THOUSANDS)


TAXES PAYABLE
                                  Beginning    Amount
                                     Tax      Withheld or    Amount   Ending Tax   Delinquent
                                  Liability     Accrued       Paid    Liability       Taxes
None.



SUMMARY OF LIABILITIES NOT SUBJECT TO COMPROMISE

                                        Total Due      0-30 days       31-60 days      61-90 days     Over 90 days
                                        ---------      ---------       ----------      ----------     ------------
None.


                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:        Arch Wireless, Inc.                Case Number:     01-47330

MONTH OF: APRIL 2002

                               ARCH WIRELESS, INC.
                            STATEMENTS OF OPERATIONS
                          (UNAUDITED AND IN THOUSANDS)

                                       MONTH ENDED     MONTH ENDED     MONTH ENDED    DECEMBER 1,
                                       FEBRUARY 28,      MARCH 31,       APRIL 30,   2001 TO APRIL
                                          2002            2002             2002        30, 2002

Total revenues ...................   $         --     $         --     $         --     $        --

Operating expenses:
   Cost of products sold .........             --               --               --              --
   Service, rental and maintenance             --               --               --              --
   Selling .......................             --               --               --              --
   General and administrative ....             --               --               --              --
   Depreciation and amortization .             --               --               --              --
   Other operating expense .......             --               --               --              --
                                     --------------   --------------   --------------   -------------
     Total operating expenses ....             --               --               --              --
                                     --------------   --------------   --------------   -------------
Operating income (loss) ..........             --               --               --              --
Interest expense, net ............             --               --               --              --
Other income (expense) ...........             --               --               --              --
                                     --------------   --------------   --------------   -------------
Net income (loss) ................   $         --     $         --     $         --     $        --
                                     ==============   ==============   ==============   =============




   These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:        Arch Wireless, Inc.                Case Number:     01-47330

MONTH OF: APRIL 2002


                               ARCH WIRELESS, INC.
                            STATEMENTS OF CASH FLOWS
                          (UNAUDITED AND IN THOUSANDS)

                                                        MONTH ENDED    MONTH ENDED   MONTH ENDED
                                                        FEBRUARY 28,     MARCH 31,    APRIL 30,
                                                            2002           2002         2002
Cash flows from operating activities:
   Net income (loss) ................................   $      --     $      --     $     --
   Adjustments to reconcile net income (loss) to net
     cash provided by operating activities:
     Depreciation and amortization ..................          --            --           --
     Accounts receivable loss provision .............          --            --           --
     Changes in assets and liabilities, net of
        effect from acquisition of company:
        Accounts receivable .........................          --            --           --
        Inventories .................................          --            --           --
        Prepaid expenses and other ..................          --            --           --
        Accounts payable and accrued expenses .......          --            --           --
        Customer deposits and deferred revenue ......          --            --           --
        Other long-term liabilities .................          --            --           --
                                                        -----------   -----------   ----------
Net cash provided by operating activities ...........          --            --           --
                                                        -----------   -----------   ----------

Cash flows from investing activities:
   Additions to property and equipment, net .........          --            --           --
   Additions to intangible and other assets .........          --            --           --
                                                        -----------   -----------   ----------
Net cash used for investing activities ..............          --            --           --
                                                        -----------   -----------   ----------

Cash flows from financing activities:
   Issuance of long-term debt .......................          --            --           --
   Repayment of long-term debt ......................          --            --           --
   Net proceeds from sale of common stock ...........          --            --           --
                                                        -----------   -----------   ----------
Net cash provided by financing activities ...........          --            --           --
                                                        -----------   -----------   ----------
Net (decrease) increase in cash and cash equivalents           --            --           --
Cash and cash equivalents, beginning of period ......          --            --           --
                                                        -----------   -----------   ----------
Cash and cash equivalents, end of period ............   $      --     $      --     $     --
                                                        ===========   ===========   ==========

Supplemental disclosure:
   Interest paid ....................................   $      --     $      --     $     --
                                                        ===========   ===========   ==========
   Preferred stock dividend .........................   $      --     $      --     $     --
                                                        ===========   ===========   ==========


   These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:        Arch Wireless, Inc.                Case Number:     01-47330

MONTH OF: APRIL 2002


      The Debtor cautions that the monthly operating reports and accompanying attachments have been prepared for filing with the United States Trustee in accordance with the requirements of federal bankruptcy law and the United States Trustee's Office Region 1 Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Guidelines") and have not been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. While these materials accurately provide then-current information required under federal bankruptcy law and the Guidelines, they are nonetheless unaudited, and are prepared in a format different from that used in the consolidated financial statements of the Debtor filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Debtor believes the substance and format of these materials do not allow meaningful comparison with the regular publicly-disclosed consolidated financial statements of the Debtor. The materials filed with the United States Trustee are not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Debtor or any of the other entities whose cases are being jointly administered under the docket for Arch Wireless, Inc. et al., Case No. 01-47330-HJB, or for comparison with the other financial information filed by the Debtor or such other entities with the Securities and Exchange Commission.

      The Debtor cautions that the financial information included in the monthly operating reports has been prepared by management of the Debtor without audit or review by independent accountants, who do not express an opinion thereon. The results of operations for the periods presented in the monthly operating reports are not necessarily indicative of the results that may be expected for a full year. This financial information is subject to adjustments related to the Debtor's filing for protection under the Bankruptcy Code on December 6, 2001, and these adjustments could be material.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

Case Name:        ARCH WIRELESS COMMUNICATIONS, INC.
Case Number:      01-46865

                       CHAPTER 11 MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING APRIL 30, 2002
                                            --------------

      Comes Now, ARCH WIRELESS COMMUNICATIONS, INC., Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing APRIL 1, 2002 and ending APRIL 30, 2002 as shown by report and exhibits consisting of 8 pages and containing the following as indicated:

        X                 Monthly Reporting Questionnaire

        X                 Comparative Balance Sheets

        X                 Summary Accounts Receivable

        X                 Schedule of Liabilities Not Subject to Compromise

        X                 Income Statement

        X                 Statement of Sources and Uses of Cash


      I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

     MAY 29, 2002                     DEBTOR-IN-POSSESSION
-----------------------
        Date

                                      By:      /s/ J. Roy Pottle
                                          --------------------------------

                                      Name & Title: J. Roy Pottle
                                                    Executive Vice President
                                                    and Chief Financial Officer
                                      Address:      Arch Wireless
                                                    Communications, Inc.
                                                    1800 West Park Drive
                                                    Suite 250
                                                    Westborough, MA  01581
                                      Telephone No.:(508) 870-6700

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless Communications, Inc.      Case Number:     01-46865

MONTH OF: APRIL 2002


1. PAYROLL: State the amount of all executive wages paid and taxes withheld and paid.


Name and Title of Executive                             Wages Paid                    Taxes Withheld
---------------------------                       Gross            Net             Due             Paid
                                                  -----            ---             ---             ----
C. Edward Baker
   Chairman and Chief Executive Officer        $      --       $      --       $      --        $     --
Lyndon R. Daniels
   President and Chief Operating Officer              --              --              --              --
J. Roy Pottle
   Executive Vice President and Chief
   Financial Officer                                  --              --              --              --
Paul H. Kuzia
   Executive Vice President Technology and
   Regulatory Affairs                                 --              --              --              --
John B. Saynor
   Executive Vice President Corporate
   Development                                        --              --              --              --
Peter Barnett
   Senior Vice President Operations and
   Chief Information Officer                          --              --              --              --
Patricia A. Gray
   Senior Vice President General Counsel
   and Secretary                                      --              --              --              --
Christopher J. Madden
   Senior Vice President Human Resources              --              --              --              --
Gerald J. Cimmino
   Vice President and Treasurer                       --              --              --              --
George W. Hale
   Vice President and Controller                      --              --              --              --
Robert W. Lougee, Jr.
   Vice President Investor Relations and
   Corporate Communications                           --              --              --              --
                                               ---------       ---------       ---------        --------
Total Executive Payroll:                       $      --       $      --       $      --        $     --
                                               =========       =========       =========        ========


          All wages and taxes are paid by an operating subsidiary, Arch
                            Wireless Holdings, Inc.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless Communications, Inc.      Case Number:     01-46865

MONTH OF: APRIL 2002


2. INSURANCE: Is workers' compensation and other insurance in effect? YES Are payments current? YES If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                                                          Date
                                            Coverage                       Expiration      Premium      Coverage
         Type             Carrier Name        Amount         Policy #         Date         Amounts      Paid thru
         ----             ------------        ------         --------         ----         -------      ---------
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
                         No policies lapsed, or were replaced or renewed.





3.    BANK ACCOUNTS:

The debtor has no disbursement bank accounts. The disbursements listed in item 4 below were the only disbursements made by the debtor during the month. These payments were made by Arch Wireless Holdings, Inc. on behalf of the Debtor.


4. POST-PETITION PAYMENTS: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below.

PAYMENTS TO/ON                        AMOUNT          DATE        CHECK #

PRE-PETITION DEBTS:
   9.5% Notes Payable               $ 784,720.00     4/2/02        EFT
   14% Notes Payable                $ 616,566.00     4/2/02        EFT

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless Communications, Inc.      Case Number:     01-46865

MONTH OF: APRIL 2002


                       ARCH WIRELESS COMMUNICATIONS, INC.
                                 BALANCE SHEETS
                          (UNAUDITED AND IN THOUSANDS)

                                                       FEBRUARY 28,    MARCH 31,     APRIL 30,
                                                          2002           2002          2002
                                                          ----           ----          ----
                                 ASSETS
Current assets:
   Cash and cash equivalents .......................   $      --      $      --      $      --
   Accounts receivable, net ........................          --             --             --
   Inventories .....................................          --             --             --
   Prepaid expenses and other ......................          --             --             --
                                                       -----------    -----------    -----------
     Total current assets ..........................          --             --             --
                                                       -----------    -----------    -----------
Property and equipment, at cost ....................          --             --             --
Less accumulated depreciation and amortization .....          --             --             --
                                                       -----------    -----------    -----------
Property and equipment, net ........................          --             --             --
                                                       -----------    -----------    -----------
Investment in subsidiary ...........................     1,458,497      1,458,497      1,457,095
                                                       -----------    -----------    -----------
                                                       $ 1,458,497    $ 1,458,497    $ 1,457,095
                                                       ===========    ===========    ===========
                LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities not subject to compromise:
   Accounts payable - post petition ................   $      --      $      --      $      --
   Accrued restructuring charges ...................          --             --             --
   Accrued expenses ................................          --             --             --
   Accrued interest ................................          --             --             --
   Customer deposits and deferred revenue ..........          --             --             --
    Other long-term liabilities ....................          --             --             --
                                                       -----------    -----------    -----------
     Total liabilities not subject to compromise ...          --             --             --
                                                       -----------    -----------    -----------
Liabilities subject to compromise:
   Current maturities of long-term debt ............       498,206        498,206        496,804
   Accounts payable - pre petition .................          --             --             --
   Accrued restructuring charges ...................          --             --             --
   Accrued expenses ................................          --             --             --
   Accrued interest ................................        46,759         46,759         46,759
                                                       -----------    -----------    -----------
     Total liabilities subject to compromise .......       544,965        544,965        543,563
                                                       -----------    -----------    -----------
Stockholder's equity:
   Common stock--$.01 par value ....................          --             --             --
   Additional paid-in capital ......................     1,204,816      1,204,816      1,204,816
   Accumulated deficit .............................      (291,284)      (291,284)      (291,284)
                                                       -----------    -----------    -----------
     Total stockholder's equity ....................       913,532        913,532        913,532
                                                       -----------    -----------    -----------
                                                       $ 1,458,497    $ 1,458,497    $ 1,457,095
                                                       ===========    ===========    ===========


   These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless Communications, Inc.      Case Number:     01-46865

MONTH OF: APRIL 2002


                       ARCH WIRELESS COMMUNICATIONS, INC.
                         SUMMARY OF ACCOUNTS RECEIVABLE
                          (UNAUDITED AND IN THOUSANDS)

           DATE         TOTAL        UNBILLED     0-30 DAYS     31-60 DAYS    61-90 DAYS   OVER 90 DAYS
           ----         -----        --------     ---------     ----------    ----------   ------------
None.



                       ARCH WIRELESS COMMUNICATIONS, INC.
                SCHEDULE OF LIABILITIES NOT SUBJECT TO COMPROMISE
                          (UNAUDITED AND IN THOUSANDS)


TAXES PAYABLE
                                  Beginning    Amount
                                     Tax      Withheld or    Amount   Ending Tax   Delinquent
                                  Liability     Accrued       Paid    Liability       Taxes
None.



SUMMARY OF LIABILITIES NOT SUBJECT TO COMPROMISE

                                        Total Due      0-30 days       31-60 days      61-90 days     Over 90 days
                                        ---------      ---------       ----------      ----------     ------------
None.


                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless Communications, Inc.      Case Number:     01-46865

MONTH OF: APRIL 2002


                       ARCH WIRELESS COMMUNICATIONS, INC.
                            STATEMENTS OF OPERATIONS
                          (UNAUDITED AND IN THOUSANDS)

                                      MONTH ENDED     MONTH ENDED      MONTH ENDED      DECEMBER 1,
                                      FEBRUARY 28,      MARCH 31,       APRIL 30,      2001 TO APRIL
                                         2002            2002             2002            30, 2002

Total revenues ...................   $         --     $         --     $         --     $        --

Operating expenses:
   Cost of products sold .........             --               --               --              --
   Service, rental and maintenance             --               --               --              --
   Selling .......................             --               --               --              --
   General and administrative ....             --               --               --              --
   Depreciation and amortization .             --               --               --              --
   Other operating expense .......             --               --               --              --
                                     --------------   --------------   --------------   -------------
     Total operating expenses ....             --               --               --              --
                                     --------------   --------------   --------------   -------------
Operating income (loss) ..........             --               --               --              --
Interest expense, net ............             --               --               --              --
Other expense ....................             --               --               --              --
                                     --------------   --------------   --------------   -------------
Net income (loss) ................   $         --     $         --     $         --     $        --
                                     ==============   ==============   ==============   =============




   These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless Communications, Inc.      Case Number:     01-46865

MONTH OF: APRIL 2002


                       ARCH WIRELESS COMMUNICATIONS, INC.
                            STATEMENTS OF CASH FLOWS
                          (UNAUDITED AND IN THOUSANDS)

                                                          MONTH ENDED    MONTH ENDED   MONTH ENDED
                                                          FEBRUARY 28,     MARCH 31,    APRIL 30,
                                                             2002            2002         2002
Cash flows from operating activities:
   Net income (loss) .................................   $      --      $      --     $      --
   Adjustments to reconcile net income (loss) to net
     cash provided by operating activities:
     Depreciation and amortization ...................          --             --            --
     Accounts receivable loss provision ..............          --             --            --
     Changes in assets and liabilities, net of effect
        from acquisition of company:
        Accounts receivable ..........................          --             --            --
        Inventories ..................................          --             --            --
        Prepaid expenses and other ...................          --             --            --
        Accounts payable and accrued expenses ........          --             --            --
        Customer deposits and deferred revenue .......          --             --            --
        Other long-term liabilities ..................          --             --            --
                                                         -----------    -----------   -----------
Net cash provided by operating activities ............          --             --            --
                                                         -----------    -----------   -----------

Cash flows from investing activities:

   Distribution from Arch Wireless Holdings, Inc. ....         2,589           --           1,402
   Additions to property and equipment, net ..........          --             --            --
   Additions to intangible and other assets ..........          --             --            --
                                                         -----------    -----------   -----------
Net cash used for investing activities ...............         2,589           --           1,402
                                                         -----------    -----------   -----------

Cash flows from financing activities:

   Issuance of long-term debt ........................          --             --            --
   Repayment of long-term debt .......................        (2,589)          --          (1,402)
   Net proceeds from sale of common stock ............          --             --            --
                                                         -----------    -----------   -----------
Net cash provided by financing activities ............        (2,589)          --          (1,402)
                                                         -----------    -----------   -----------
Net (decrease) increase in cash and cash equivalents .          --             --            --
Cash and cash equivalents, beginning of period .......          --             --            --
                                                         -----------    -----------   -----------
Cash and cash equivalents, end of period .............   $      --      $      --     $      --
                                                         ===========    ===========   ===========

Supplemental disclosure:
   Interest paid .....................................   $      --      $      --     $      --
                                                         ===========    ===========   ===========


   These financial statements are unconsolidated and therefore do not include the assets, liabilities or operating results of the entity's subsidiaries.

    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT

Case Name:   Arch Wireless Communications, Inc.      Case Number:     01-46865

MONTH OF: APRIL 2002




      The Debtor cautions that the monthly operating reports and accompanying attachments have been prepared for filing with the United States Trustee in accordance with the requirements of federal bankruptcy law and the United States Trustee's Office Region 1 Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Guidelines") and have not been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. While these materials accurately provide then-current information required under federal bankruptcy law and the Guidelines, they are nonetheless unaudited, and are prepared in a format different from that used in the consolidated financial statements of the Debtor filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Debtor believes the substance and format of these materials do not allow meaningful comparison with the regular publicly-disclosed consolidated financial statements of the Debtor. The materials filed with the United States Trustee are not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Debtor or any of the other entities whose cases are being jointly administered under the docket for Arch Wireless, Inc. et al., Case No. 01-47330-HJB, or for comparison with the other financial information filed by the Debtor or such other entities with the Securities and Exchange Commission.

      The Debtor cautions that the financial information included in the monthly operating reports has been prepared by management of the Debtor without audit or review by independent accountants, who do not express an opinion thereon. The results of operations for the periods presented in the monthly operating reports are not necessarily indicative of the results that may be expected for a full year. This financial information is subject to adjustments related to the Debtor's filing for protection under the Bankruptcy Code on December 6, 2001, and these adjustments could be material.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

Case Name:        ARCH WIRELESS HOLDINGS, INC.
Case Number:      01-47332

                       CHAPTER 11 MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING APRIL 30, 2002
                                            --------------

      Comes Now, ARCH WIRELESS HOLDINGS, INC., Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing APRIL 1, 2002 and ending APRIL 30, 2002 as shown by report and exhibits consisting of 9 pages and containing the following as indicated:

           X                 Monthly Reporting Questionnaire

           X                 Comparative Balance Sheets

           X                 Summary Accounts Receivable

           X                 Schedule of Liabilities Not Subject to Compromise

           X                 Income Statement

           X                 Statement of Sources and Uses of Cash


      I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

       MAY 29, 2002                  DEBTOR-IN-POSSESSION
--------------------------
         Date

                                     By:      /s/ J. Roy Pottle
                                          -------------------------------------

                                     Name & Title:  J. Roy Pottle
                                                    Executive Vice President and
                                                    Chief Financial Officer
                                     Address:       Arch Wireless, Inc.
                                                    1800 West Park Drive
                                                    Suite 250
                                                    Westborough, MA  01581
                                     Telephone No.: (508) 870-6700

1. PAYROLL: State the amount of all executive wages paid and taxes withheld and paid.

Name and Title of Executive                              Wages Paid                     Taxes Withheld
                                                   Gross             Net             Due             Paid
                                                   -----             ---             ---             ----
C. Edward Baker
   Chairman and Chief Executive Officer        $     46,888.14   $  27,667.72    $  18,201.25    $  18,201.25
Lyndon R. Daniels
   President and Chief Operating Officer             29,779.48      18,894.10       10,526.62       10,526.62
J. Roy Pottle
   Executive Vice President and Chief
   Financial Officer                                 24,053.00      15,860.31        7,779.97        7,779.97
Paul H. Kuzia
   Executive Vice President Technology and
   Regulatory Affairs                                18,333.56      11,123.47        5,637.39        5,637.39
John B. Saynor
   Executive Vice President Corporate
   Development                                       13,735.70       7,621.51        4,893.31        4,893.31
Peter Barnett
   Senior Vice President Operations and
   Chief Information Officer                         16,652.08      11,224.35        4,847.05        4,847.05
Patricia A. Gray
   Senior Vice President General Counsel
   and Secretary                                     17,654.78      10,937.37        5,833.61        5,833.61
Christopher J. Madden
   Senior Vice President Human Resources             13,566.84       9,048.30        3,364.36        3,364.36
Gerald J. Cimmino
   Vice President and Treasurer                      12,910.40       8,290.50        3,981.86        3,981.86
George W. Hale
   Vice President and Controller                     11,244.80       7,039.83        3,291.57        3,291.57
Robert W. Lougee, Jr.
   Vice President Investor Relations and
   Corporate Communications                          11,607.92       3,797.98        3,664.04        3,664.04
David G. Andersen
   President Western Division                        14,254.10       9,826.54        3,197.38        3,197.38
Antonio N. Battaglia
   President Northern Division                       16,266.44      10,754.96        4,716.72        4,716.72
Christopher A. Kollman
   President Southern Division                       15,483.92       9,440.86        4,521.72        4,521.72
                                               ---------------   ------------    ------------    ------------
Total Executive Payroll:                       $    262,431.16   $ 161,527.80    $  84,456.85    $  84,456.85
                                               ===============   ============    ============    ============

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.                Case Number:  01-47332

MONTH OF: APRIL 2002



2. INSURANCE: Is workers' compensation and other insurance in effect? YES Are payments current? YES If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or cover page.

                                                                                                          Date
                                            Coverage                       Expiration      Premium      Coverage
         Type             Carrier Name        Amount         Policy #         Date         Amounts      Paid thru
         ----             ------------        ------         --------         ----         -------      ---------
------------------------ ---------------- --------------- --------------- -------------- ------------- -------------
                         No policies lapsed, or were replaced or renewed.





3.       BANK ACCOUNTS:

      The debtor has approximately 80 bank accounts. In order to minimize costs to the estate, the debtor has included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

4. POST-PETITION PAYMENTS: List any post-petition payments to professionals and payments on PRE-PETITION DEBTS in the schedule below.

PAYMENTS TO/ON                                      AMOUNT           DATE          CHECK #
--------------                                      ------           ----          -------
PROFESSIONALS (ATTORNEYS, ACCOUNTANTS, ETC.):
   Bowditch & Dewey, LLP                          $    14,275.07   03-Apr-02         1153988
   Cadwalader Wickersham and Taft                      68,240.73   03-Apr-02         EFT
   Weil, Gotshal & Manges                              71,095.51   04-Apr-02         EFT
   Ernst & Young                                      363,026.00   16-Apr-02         EFT
   Bryan Cave                                          32,780.60   16-Apr-02         EFT
   Gordon Haley                                        55,008.18   19-Apr-02         1164368
   Hale & Dorr                                        320,349.35   19-Apr-02         1158130
   Posternak, Blankstein & Lund                         6,393.34   19-Apr-02         1158133
   Valuation Research Corporation                     144,419.00   19-Apr-02         1158135
   Wilkinson, Barker & Knauer                          62,093.78   19-Apr-02         1158136
   Arthur Andersen                                    190,795.54   19-Apr-02         1158125
   Krista Grossman                                      1,656.00   19-Apr-02         1158129
   Bowditch & Dewey, LLP                                7,854.11   22-Apr-02         EFT
   Seder & Chandler                                     5,625.84   22-Apr-02         EFT
   Cadwalader Wickersham and Taft                      81,861.84   22-Apr-02         EFT
   Ernst & Young                                      151,291.00   23-Apr-02         EFT
   Miller Ellin                                        42,097.88   23-Apr-02         1163819
   Weil, Gotshal & Manges                             185,011.80   23-Apr-02         EFT
   Deloitte & Touche                                  103,948.41   24-Apr-02         1164162
   Nixon Peabody                                      106,022.31   24-Apr-02         1164163
PRE-PETITION DEBTS:
   Senior Bank Debt                               $14,343,501.00   02-Apr-02         EFT

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.                Case Number:  01-47332

MONTH OF: APRIL 2002

                          ARCH WIRELESS HOLDINGS, INC.
                           CONSOLIDATED BALANCE SHEETS
                          (UNAUDITED AND IN THOUSANDS)

                                                              FEBRUARY 28,     MARCH 31,     APRIL 30,
                                                                 2002            2002          2002
                                                                 ----            ----          ----
                                 ASSETS
Current assets:
   Cash and cash equivalents ..............................   $    53,134    $    64,492    $    53,621
   Accounts receivable, net ...............................        80,245         69,608         62,324
   Inventories ............................................         2,274          2,247          1,966
   Prepaid expenses and other .............................        47,242         51,930         59,301
                                                              -----------    -----------    -----------
     Total current assets .................................       182,895        188,277        177,212
                                                              -----------    -----------    -----------
Property and equipment, at cost ...........................     1,418,889      1,413,730      1,400,314
Less accumulated depreciation and amortization ............    (1,039,763)    (1,044,492)    (1,036,176)
                                                              -----------    -----------    -----------
Property and equipment, net ...............................       379,126        369,238        364,138
                                                              -----------    -----------    -----------
Intangible and other assets (less accumulated amortization)           118            118            118
                                                              -----------    -----------    -----------
                                                              $   562,139    $   557,633    $   541,468
                                                              ===========    ===========    ===========
           LIABILITIES AND STOCKHOLDER'S EQUITY (DEFICIT)
Liabilities not subject to compromise:
   Accounts payable - post petition .......................   $     7,485    $     7,691    $     5,865
   Accrued expenses .......................................        62,180         63,553         66,323
   Customer deposits and deferred revenue .................        52,623         50,751         49,253
    Other long-term liabilities ...........................        13,673         14,258         13,912
                                                              -----------    -----------    -----------
     Total liabilities not subject to compromise ..........       135,961        136,253        135,353
                                                              -----------    -----------    -----------
Liabilities subject to compromise:
   Current maturities of long-term debt ...................     1,080,773      1,080,773      1,066,430
   Accounts payable - pre petition ........................        22,413         22,642         33,986
   Accrued restructuring charges ..........................        17,396         17,340         17,272
   Accrued expenses .......................................        45,521         45,652         35,015
   Accrued interest .......................................        53,725         53,725         53,725
   Other long-term liabilities ............................        46,884         45,720         45,487
                                                              -----------    -----------    -----------
     Total liabilities subject to compromise ..............     1,266,712      1,265,852      1,251,915
                                                              -----------    -----------    -----------
Deferred income taxes .....................................          --             --             --
                                                              -----------    -----------    -----------
Stockholder's equity (deficit):
   Common stock--$.01 par value ...........................          --             --             --
   Additional paid-in capital .............................     1,458,497      1,458,497      1,457,095
   Accumulated deficit ....................................    (2,299,031)    (2,302,969)    (2,302,895)
                                                              -----------    -----------    -----------
     Total stockholder's equity (deficit) .................      (840,534)      (844,472)      (845,800)
                                                              -----------    -----------    -----------
                                                              $   562,139    $   557,633    $   541,468
                                                              ===========    ===========    ===========


    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.                Case Number:  01-47332

MONTH OF: APRIL 2002


                          ARCH WIRELESS HOLDINGS, INC.
                         SUMMARY OF ACCOUNTS RECEIVABLE
                          (UNAUDITED AND IN THOUSANDS)

           DATE                 TOTAL        UNBILLED     0-30 DAYS     31-60 DAYS    61-90 DAYS   OVER 90 DAYS
February 28, 2002                136,713        10,056        50,758        26,719        13,260        35,920
  Less allowance                 (43,334)                                                              (43,334)

March 31, 2002                   129,044         8,526        50,520        25,183        12,458        32,357
  Less allowance                 (41,058)                                                              (41,058)

April 30, 2002                   100,523         6,585        38,060        20,264         9,772        25,842
  Less allowance                 (37,070)                                                              (37,070)












The allowance for doubtful accounts is not derived on an aging bucket basis and has therefore been applied to the oldest bucket only.

Accounts receivable, net, on the balance sheet at April 30 reflects unapplied customer payments of $3.2 million and $2.1 million of installment sales and other items not reflected in the aging above.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.                Case Number:  01-47332

MONTH OF: APRIL 2002


                          ARCH WIRELESS HOLDINGS, INC.
                SCHEDULE OF LIABILITIES NOT SUBJECT TO COMPROMISE
                          (UNAUDITED AND IN THOUSANDS)

TAXES PAYABLE

                                               Beginning      Amount
                                                  Tax       Withheld or                   Ending Tax    Delinquent
                                               Liability      Accrued      Amount Paid    Liability       Taxes
FEDERAL
Withholding                                     $     20      $  1,861      $  1,861       $     20      $     --
FICA - Employee                                        2         1,118         1,118              2            --
FICA - Employer                                        2         1,118         1,118              2            --
Unemployment                                          --            27            27             --            --
Income                                                --            --            --             --            --
                                                --------      --------      --------       --------      --------
   Total federal taxes                                24         4,124         4,124             24            --
                                                --------      --------      --------       --------      --------

STATE AND LOCAL

Withholding                                            2           429           429              2            --
Sales                                              1,893         1,666         1,337          2,222            --
Unemployment                                          44           229           242             31            --
Real and personal property                         7,502           899           448          7,953            --
Other                                              4,502           505           523          4,484            --
                                                --------      --------      --------       --------      --------
   Total state and local taxes                    13,943         3,728         2,979         14,692            --
                                                --------      --------      --------       --------      --------
   Total taxes payable                          $ 13,967      $  7,852      $  7,103       $ 14,716      $     --
                                                ========      ========      ========       ========      ========


Payroll filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request.

Property and other taxes are accrued throughout the year but are only paid on a quarterly, semi-annual, or annual basis as required by the various taxing authorities.

The Debtor has filed final federal and state income tax returns for the years ended December 31, 1999 and 2000 and has made estimated income tax payments for 2001 where applicable.

SUMMARY OF LIABILITIES NOT SUBJECT TO COMPROMISE

                                        TOTAL DUE      0-30 DAYS       31-60 DAYS      61-90 DAYS     OVER 90 DAYS
                                        ---------      ---------       ----------      ----------     ------------
Post-petition secured debt              $      --      $      --       $      --       $      --       $      --
Post-petition unsecured debt                   --             --              --              --              --
Accrued interest payable                       --             --              --              --              --

Trade accounts payable                      5,865          5,865              --              --              --

Taxes payable (from above)                 14,716             --              --              --              --

Other expenses accrued but not yet
   payable                                 51,607             --              --              --              --
                                        ---------      ---------       ---------       ---------       ---------

Total liabilities not subject to
   compromise                           $  72,188      $   5,865       $      --       $      --       $      --
                                        =========      =========       =========       =========       =========

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.                Case Number:  01-47332

MONTH OF: APRIL 2002


                          ARCH WIRELESS HOLDINGS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                          (UNAUDITED AND IN THOUSANDS)

                                          MONTH ENDED  MONTH ENDED  MONTH ENDED  DECEMBER 1,
                                          FEBRUARY 28,  MARCH 31,    APRIL 30,  2001 TO APRIL
                                              2002        2002         2002       30, 2002
Total revenues ........................   $  76,067    $  73,171    $  72,271    $ 379,288

Operating expenses:
   Cost of products sold ..............       2,378          971        2,543       12,565
   Service, rental and maintenance ....      22,295       22,131       21,800      109,903
   Selling ............................       6,897        7,103        6,429       34,469
   General and administrative .........      24,574       23,461       21,987      123,660
   Depreciation and amortization ......      14,033       18,950       15,805       77,343
   Reorganization expense .............       1,404        3,223        2,543       13,983
                                          ---------    ---------    ---------    ---------
     Total operating expenses .........      71,581       75,839       71,107      371,923
                                          ---------    ---------    ---------    ---------
Operating income (loss) ...............       4,486       (2,668)       1,164        7,365
Interest expense, net .................        (234)        (233)        (234)        (309)
Other income (expense) ................         (94)      (1,037)        (856)      (1,687)
                                          ---------    ---------    ---------    ---------
Income (loss) before income tax benefit       4,158       (3,938)          74        5,369
Benefit from income taxes .............        --           --           --          3,494
                                          ---------    ---------    ---------    ---------
Net income (loss) .....................   $   4,158    $  (3,938)   $      74    $   8,863
                                          =========    =========    =========    =========



    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.                Case Number:  01-47332

MONTH OF: APRIL 2002


                          ARCH WIRELESS HOLDINGS, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                          (UNAUDITED AND IN THOUSANDS)

                                                        MONTH ENDED  MONTH ENDED  MONTH ENDED
                                                        FEBRUARY 28,  MARCH 31,    APRIL 30,
                                                           2002         2002         2002
Cash flows from operating activities:
   Net income (loss) ................................   $  4,158    $ (3,938)   $     74
   Adjustments to reconcile net income (loss) to net
     cash provided by operating activities:
     Depreciation and amortization ..................     14,033      18,950      15,805
     Deferred income tax benefit ....................       --          --          --
     Gain on tower site sale ........................       (260)       (252)       (268)
     Accounts receivable loss provisions ............      3,699      15,241       6,270
     Changes in assets and liabilities, net of effect
        from acquisition of company:
        Accounts receivable .........................     (5,868)     (4,604)      1,014
        Inventories .................................       (177)         27         281
        Prepaid expenses and other ..................       (451)     (4,688)     (7,371)
        Accounts payable and accrued expenses .......       (928)      1,883       1,583
        Customer deposits and deferred revenue ......     (2,900)     (1,872)     (1,498)
        Other long-term liabilities .................       (289)       (349)       (289)
                                                        --------    --------    --------
Net cash provided by operating activities ...........     11,017      20,398      15,601
                                                        --------    --------    --------

Cash flows from investing activities:

   Additions to property and equipment, net .........    (10,858)     (9,040)    (10,726)
   Additions to intangible and other assets .........          1        --            (1)
                                                        --------    --------    --------
Net cash provided by (used in) investing activities .    (10,857)     (9,040)    (10,727)
                                                        --------    --------    --------

Cash flows from financing activities:

   Issuance of long-term debt .......................       --          --          --
   Repayment of long-term debt ......................    (26,505)       --       (14,343)
   Capital contribution (distribution) ..............     (2,589)       --        (1,402)
                                                        --------    --------    --------
Net cash used in financing activities ...............    (29,094)       --       (15,745)
                                                        --------    --------    --------
Net (decrease) increase in cash and cash equivalents     (28,934)     11,358     (10,871)
Cash and cash equivalents, beginning of period ......     82,068      53,134      64,492
                                                        --------    --------    --------
Cash and cash equivalents, end of period ............   $ 53,134    $ 64,492    $ 53,621
                                                        ========    ========    ========

Supplemental disclosure:
   Interest paid ....................................   $    232    $    234    $    233
                                                        ========    ========    ========


    These financial statements are unaudited and accordingly, there could be adjustments related to the Debtor's filing for protection under Chapter 11 of the U. S. Bankruptcy Code on December 6, 2001.

                         UNITED STATES BANKRUPTCY COURT
                        WESTERN DIVISION OF MASSACHUSETTS

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

Case Name:   Arch Wireless Holdings, Inc.                Case Number:  01-47332

MONTH OF: APRIL 2002



      The Debtor cautions that the monthly operating reports and accompanying attachments have been prepared for filing with the United States Trustee in accordance with the requirements of federal bankruptcy law and the United States Trustee's Office Region 1 Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Guidelines") and have not been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. While these materials accurately provide then-current information required under federal bankruptcy law and the Guidelines, they are nonetheless unaudited, and are prepared in a format different from that used in the consolidated financial statements of the Debtor filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Debtor believes the substance and format of these materials do not allow meaningful comparison with the regular publicly-disclosed consolidated financial statements of the Debtor. The materials filed with the United States Trustee are not prepared for the purpose of providing a basis for an investment decision relating to any securities of the Debtor or any of the other entities whose cases are being jointly administered under the docket for Arch Wireless, Inc. et al., Case No. 01-47330-HJB, or for comparison with the other financial information filed by the Debtor or such other entities with the Securities and Exchange Commission.

      The Debtor cautions that the financial information included in the monthly operating reports has been prepared by management of the Debtor without audit or review by independent accountants, who do not express an opinion thereon. The results of operations for the periods presented in the monthly operating reports are not necessarily indicative of the results that may be expected for a full year. This financial information is subject to adjustments related to the Debtor's filing for protection under the Bankruptcy Code on December 6, 2001, and these adjustments could be material.


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